Assets in Trust Fund	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Assets in Trust Fund [Line Items]
Assets in Trust Fund	Assets in Trust Fund
Vanguard Fiduciary Trust Company ("Vanguard") is the Plan's Trustee. The Trustee manages the trust fund on behalf of the Plan. The Trustee has no discretionary investment authority over the investment options made available to participants under the Plan, including the investments in Perrigo Company plc ordinary shares. Each participant is entitled to exercise voting rights attributable to the Perrigo Company plc ordinary shares allocated to his or her account and is notified by the Trustee prior to the time such rights are to be exercised. The Trustee is not permitted to vote any allocated shares for which instructions have not been given by a participant. The Trustee is required, however, to vote any unallocated shares on behalf of the collective best interest of Plan participants and beneficiaries.